                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
     [ ] Preliminary proxy statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [X] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 @POS.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
     [X] No fee required.
     [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

        (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

        (5) Total fee paid:

            --------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid: __________________________________________
         (2)  Form, Schedule or Registration Statement no.: ____________________
         (3)  Filing party: ____________________________________________________
         (4)  Date filed: ______________________________________________________

                                 @POS.COM, INC.
                            -------------------------


                    Notice of Annual Meeting of Stockholders
                         To Be Held on December 10, 1999
                                  at 9:30 a.m.


TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of @POS.com, Inc., a Delaware corporation (the "Company"), will be held on December 10, 1999 at 9:30 a.m., local time, at the Company's Headquarters, located at 3051 North First Street, San Jose, California for the following purposes:

        1. To elect three directors to serve until the next Annual Meeting and until their successors are duly elected and qualified.

        2. To ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending June 30, 2000.

        3. To transact such other business as may properly come before the Annual Meeting or any adjournment therefore.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on October 21, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Aziz Valliani
                                           President and Chief Executive Officer


San Jose,  California
November 5, 1999


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                 @POS.COM, INC.
                                   ----------

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed Proxy is solicited on behalf of the Board of Directors of @POS.com, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Friday, December 10, 1999 at 9:30 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's Headquarters, located at 3051 North First Street, San Jose, California 95134.

        The principal executive offices of the Company are located at 3051 North First Street, San Jose, California 94806.

        These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended June 30, 1999, including financial statements, were mailed on or about November 5, 1999 to all stockholders entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: David M. Licurse, Sr., acting Chief Financial Officer and Vice President of Operations) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

QUORUM; REQUIRED VOTE

        A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. If a quorum is present, in all matters other than the election of directors, the affirmative vote on the subject matter shall be required to approve any matter presented at the Annual Meeting. One director (the "Series D Preferred Director") shall be elected by the holder of the Series D Preferred Stock (the "Series D Preferred"). The remaining two directors (the "Common/Preferred Directors") shall be elected by a plurality of the votes of the outstanding shares of Common and Preferred Stock present in person or represented by proxy.

        Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

        All shares entitled to vote and represented by properly executed, unrevoked proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

VOTING AND SOLICITATION

        The stockholder holding Series D Preferred may elect the Series D Preferred Director. For the Common/Preferred Directors, each stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of Common/Preferred directors to be elected multiplied by the number of shares held by such stockholder, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than three directors. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. If any stockholder gives such notice, all stockholders may cumulate their votes for the candidates in nomination. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal 1--Election of Directors." On all other matters, each share has one vote.

        The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2000 Annual Meeting must be received by the Company no later than June 30, 2000 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

RECORD DATE AND VOTING SECURITIES

        Only stockholders of record at the close of business on October 21, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 2,242,654 shares of the Company's Common Stock were issued and outstanding, no shares of the Company's Series A Preferred Stock were issued and outstanding, 571,794 shares of the Company's Series B Preferred Stock were issued and outstanding, 28,125 shares of the Company's Series C Preferred Stock were issued and outstanding and 1,273,149 shares of the Company's Series D Preferred Stock were issued and outstanding. Based on the average of the bid and ask price on the OTC Bulletin Board on October 21, 1999, the market value of one share of the Company's Common Stock was $1.9375. For the election of the Series D Preferred Director, the holder of the Series D Preferred Stock is entitled to one vote. For all matters except for the election of the Series D Preferred Director, each share of Common Stock is entitled to one vote, each share of Series B Preferred Stock is entitled to approximately 2.03 votes, each share of Series C Preferred Stock is entitled to approximately 40.90 votes and each share of Series D Preferred Stock is entitled to one vote. Fractional votes shall be rounded to the nearest whole number (with one-half being rounded upward).


PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

        The Company's Bylaws currently provide for a board of five directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, all of whom are currently directors of the Company. In the event that any Common/Preferred Director nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that the Series D Preferred Director nominee, Kevin Jost, is unable or declines to serve as a director at the time of the Annual Meeting, the proxy of the holder of the Series D Preferred will be voted for a substitute nominee who shall be designated by the holder of the Series D Preferred to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by proxy holders. In any event, the proxy holders cannot vote for more than four persons. The term of office each person elected as a director will continue until the next Annual Meeting or until his or her successor has been duly elected and qualified.

        The names of the nominees, and certain information about them, are set forth below.

     NAME OF NOMINEE             AGE           PRINCIPAL OCCUPATION         DIRECTOR SINCE
--------------------------    ---------   ------------------------------    --------------
Aziz Valliani                    45       President and CEO,  of the        1996
                                          Company
Kevin Jost                       45       Vice-President and General        1998
                                          Manager of the Data
                                          Collection Division of Welch
                                          Allyn, Inc.
Vivian M. Stephenson             62       Executive Vice President and      1997
                                          CIO of Dayton Hudson
                                          Corporation
--------------------------    ---------   ------------------------------    --------------

        There are no family relationships among the Company's directors and executive officers.

        AZIZ VALLIANI has been the President, CEO and a director of the Company since January 1996. Mr. Valliani, a 22 year veteran in the industry, served as President and CEO of Inforite Corporation from April 1995 to December 1995. Mr. Valliani was COO and executive vice president at Wyse Technology from March 1993 to February 1995. From April 1983 to April 1993, Mr. Valliani served as Vice President and General Manager for the Altos Computer Systems, a business unit of Acer America Corporation. From April 1973 to April 1978, Mr. Valliani was an engineering manager at Intel Corporation. Mr. Valliani earned his BSEE from Pratt Institute, Brooklyn, NY.

        KEVIN JOST, director of the Company, joined Welch Allyn, Inc., a data collection device manufacturer, in 1972, and has held the position of Vice President of the Data Collection Division since 1985. In addition to his operational responsibilities for the Data Collection Division, he is also actively involved in the company's quality improvement initiatives. Mr. Jost obtained a B.S. degrees in operations management from Syracuse University. Mr. Jost has been a director of the Company since June 1998.

        VIVIAN STEPHENSON, director of the Company, has served as Executive Vice President and Chief Information Officer at the Dayton Hudson Corporation, a general merchandise retailer, since March 1995. Previously, Ms. Stephenson held the positions of Vice President and Senior Vice President of Information Services for Mervyn's Department Stores. Prior to joining Mervyn's Department Stores in 1989, she was Director of Systems Development and Maintenance for Tenneco Gas Corporation. Ms. Stephenson currently serves on the Board of Directors for the National Retail Federation Information Systems and the California Chamber of Commerce. She has a B.S. in Mathematics from New York University and an MBA from the University of Havana. Ms. Stephenson has been a director of the Company since January 1997.


VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

        The holder of the Series D Preferred may elect the Series D Preferred Director, provided that such person is reasonably acceptable to the Company's Board of Directors. The holder of the Series D Preferred has nominated Kevin Jost for the position.

        Aside from Mr. Jost, the two nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as the Common/Preferred Directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors.

        THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has appointed Arthur Andersen LLP, independent accountants, to audit the financial statements of the Company for the year ending June 30, 2000, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Arthur Andersen LLP has audited the Company's financial statements since the fiscal year ended June 30, 1994. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

        Although stockholder approval is not required for the appointment of Arthur Andersen LLP (as the Board of Directors has the responsibility for selecting auditors), the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Arthur Andersen LLP, the Board of Directors will reconsider its selection.

        THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THIS PROPOSAL.

                                OTHER INFORMATION
                          REGARDING SECURITY OWNERSHIP,
                             DIRECTORS AND OFFICERS

EXECUTIVE OFFICERS

        The following table lists the Company's executive officers (the "Named Officers") as of the date of this Proxy Statement and certain information concerning them.

            NAME                   AGE                         POSITION
------------------------------   -------    ----------------------------------------------
Aziz Valliani                      45       President, Chief Executive Officer and
                                            Director
David M. Licurse, Sr.              61       Chief Business Officer, Acting Chief
                                            Financial Officer and Vice President of
                                            Operations
Llavan Fernando                    47       Vice President, Chief Technology Officer
------------------------------ - -------    ----------------------------------------------


EXECUTIVE PROFILES

        AZIZ VALLIANI has been the President, CEO and a director of the Company since January 1996. Mr. Valliani, a 22 year veteran in the industry, served as President and CEO of Inforite Corporation from April 1995 to December 1995. Mr. Valliani was COO and executive vice president at Wyse Technology from March 1993 to February 1995. From April 1983 to April 1993, Mr. Valliani served as Vice President and General Manager for the Altos Computer Systems, a business unit of Acer America Corporation. From April 1978 to April 1973, Mr. Valliani was an engineering manager at Intel Corporation. Mr. Valliani earned his BSEE from Pratt Institute, Brooklyn, NY.

        DAVID M. LICURSE, SR. has been the Chief Business Officer since August 1999 and acting CFO since September 1999. Mr. Licurse had been the CFO and Vice President of Operations from December 1995 to August 1999. From May 1995 to December 1995, he served as CFO and Vice President of Operations at Inforite Corporation. From May 1972 to December 1994, Mr. Licurse held various senior level managerial positions with Xerox Corporation including Financial Planning and Analysis Manager for Xerox's manufacturing division, Controller for its computer strategic business unit and Manager of Finance and Operations for a high technology software division in Palo Alto. Mr. Licurse earned an MBA from Simon Business School at the University of Rochester.

        LLAVANYA FERNANDO has been promoted to Chief Technology Officer in August 1998. Mr. Fernando has been the Vice President of Hardware Development since November 1996. From May 1995 to November 1995, Mr. Fernando served as vice president of research and development at Inforite Corporation. Mr. Fernando has over 21 years of direct research and development, mobile computing and management experience. From March 1993 until May 1995, he held the position of strategic business development manager at Wyse Technology. From September 1982 until September 1993, Mr. Fernando was the General Manager at a business unit of TeleSensory Systems, Inc. in Mountain View, California. He has also worked at Data Products, Graviner Ltd. and H. Tinsley & Co. Qualified in England, he obtained M.S. and B.S. degrees in the field of electronics and systems engineering.

        None of the directors or officers of the Company have been involved in any proceedings described in Item 401(d) of Regulation S-B promulgated under the Exchange Act of 1934, as amended.

SECURITY OWNERSHIP

        The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of October 21, 1999, by (a) each beneficial owner of more than 5% of the Company's Common Stock or Preferred Stock, (b) the Named Officers, (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                 Amount and
                                                                 Nature of
                                                                 Beneficial       Percent
Title of Class      Name and Address of Beneficial Owner       Ownership(1)(2)    of Class
---------------    ----------------------------------------    ---------------    --------
Common Stock       Aziz Valliani (3)                                  446,536     18.3%
                   c/o @POS.com, Inc.
                   3051 North First Street,
                   San Jose, CA 95134

Common Stock       Llavan Fernando (4)                                221,135     9.6%
                   c/o @POS.com, Inc.
                   3051 North First Street,
                   San Jose, CA 95134

Common Stock       David M. Licurse, Sr. (5)                          228,363     9.9%
                   c/o @POS.com, Inc.
                   3051 North First Street,
                   San Jose, CA 95134

Common Stock       Wilmot Living Trust (6)                            190,000     8.4%
                   13333 La Cresta Drive,
                   Los Altos,  CA 94022

Common Stock       Vivian Stephenson (7)                               24,500     1.1%
                   c/o @POS.com, Inc.
                   3051 North First Street,
                   San Jose, CA 95134

Common Stock       All Directors and Officers as a group              920,534     41%
                   (four persons)(8)

Series B           Life Investors Insurance                           352,942     20%
Preferred          Company of America
Stock              4333 Edgewood Rd NE,
                   Cedar Rapids, IA 52499

Series C           Nazem & Company                                     28,125     32.1%
Preferred          3000 Sand Hill Road,
Stock              Building 2, Suite 205
                   Menlo Park, CA  94025

Series D           Welch Allyn, Inc. (9)                            1,273,149     35.5%
Preferred          4619 Jordan Road
Stock              Skaneateles Falls, NY 13153

Preferred          All Directors and Officers as a group            1,273,149     35.5%
Stock              (one person)(10)
---------------    ----------------------------------------    ---------------    -----------

(1) The Company effected a reverse stock split in October 1996, converting each share of Series B Preferred into one-half share and increasing the conversion ratio of Series B Preferred into Common Stock from 1:1 to 1:2.0286 and converting each share of Series C Preferred into one-fourth share and increasing the conversion ratio of Series C Preferred into Common Stock from 1:10 to 1:40.8998

(2) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquired within 60 days of October 21, 1999 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(3) Includes 192,603 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1999.

(4) Includes 167,938 shares held by the Llavanya X. Fernando Trust as to which Mr. Fernando claims voting and investment control and 53,197 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1999.

(5) Includes 162,428 shares held by the D. and P. Licurse Trust, for the benefit of Mr. Licurse's wife, 65,935 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1999 granted to Mr. Licurse.

(6) Includes 15,000 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1999 granted to Rob Wilmot. Mr. Wilmot is a trustee of the Wilmot Living Trust and a former consultant of the Company.

(7) Includes 24,500 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1999.

(8)  Includes all shares described in notes (3)-(5) and notes (7) above.

(9) Kevin Jost, Vice President of the Data Collection Division of Welch Allyn, Inc., and a director of the Company, disclaims beneficial ownership of these shares.

(10) Includes all shares described in note (9) above.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors of the Company held a total of eleven meetings (including regularly scheduled and special meetings) during the fiscal year ended June 30, 1999. No director attended fewer than 75% of the meetings of the Board of Directors and its committees upon which such director served. Certain matters approved by the Board of Directors were approved by unanimous written consent.

        The Board of Directors of the Company has a Compensation Committee, the membership of which is formed by Vivian Stephenson and Kevin Jost. The Compensation Committee determines annual cash compensation of officers, and deals with issues relating to stock options and other incentive compensation. The Compensation Committee held two meetings during the last fiscal year.

        The Board of Directors of the Company also has an Audit Committee, the membership of which is formed by Vivian Stephenson and Kevin Jost. The Audit Committee reviews and monitors the corporate financial reporting and the internal and external audits of the Company. The Audit Committee held one meeting during the last fiscal year.

DIRECTOR COMPENSATION

        On January 1, 1999, the Company granted a nonstatutory stock option to purchase 25,000 shares of the Company's common stock to Paul Dali, as compensation for his services as Chairman of the Board of Directors in fiscal 1999. The option vests over four years and has an exercise price of $4.00.

        On February 1, 1999, the Company granted a nonstatutory stock option to purchase 12,500 shares of the Company's common stock to William Powar, as compensation for his services as Director in fiscal 1999. The option vests over one year and has an exercise price of $4.00.

        On February 1, 1999, the Company granted a nonstatutory stock option to purchase 7,500 shares of the Company's common stock to Vivian Stephenson, as compensation for his services as Director in fiscal 1999. The option vests over one year and has an exercise price of $4.00.

        Other then the above-mentioned option grants, the Company has not paid any annual retainer, per-meeting fee, or any other compensation to any director, aside from fees payable to such directors for their services as officers or employees of the Company.

RELATED PARTY TRANSACTIONS

        Except for the certain employment agreements described in "Employment Agreements" below, since July 1, 1998, there have been no other transactions between the Company and any executive officer, director, beneficial owner of 5% of more of the Company's Common Stock or Preferred Stock, or member of the immediate family of the foregoing persons in which one of the foregoing individuals or entities had an interest of more than $60,000.

EMPLOYMENT AGREEMENTS

On May 31, 1999, the Company entered into a Consulting Agreement (the "Consulting Agreement") with Abbas Rafii, the former vice president of software engineering of the Company. Mr. Rafii terminated employment with the Company in May 1999. Under the terms of the Consulting Agreement, Mr. Rafii will provide consulting services to the Company and the Company will pay Mr. Rafii $13,900 per month for such services until October 31, 1999. Mr. Rafii's stock options will vest until he ceases providing consulting services to the Company.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "Commission"). Such executive officers, directors and 10% Stockholders are also required by the Commission rules to furnish the Company with copies of all
Section 16(a) forms they file.

        Based solely upon its review of copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for such persons, the Company believes that during the year ended June 30, 1999, its executive officers, directors, and 10% Stockholders complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

        The following table sets forth all compensation received for services rendered to the Company in all capacities, for the last three fiscal years ended June 30, 1999, by the Named Officers, as named below:

                           SUMMARY COMPENSATION TABLE

                                                                           Long Term
                                                                         Compensation
                                            Annual Compensation             Awards
                                         --------------------------     --------------
                                                                          Securities
                                             Salary         Bonus          Underlying
 Name and Principal Position     Year          ($)           ($)         Options (#)(1)
----------------------------     ----        -------        ------     ----------------
Aziz Valliani                    1999        287,500        95,000            30,000
  President and Chief            1998        260,000        40,000            20,000
  Executive Officer              1997        250,000            --           175,000

David M. Licurse, Sr,            1999        160,125        40,000            20,000
Chief Business Officer,          1998        145,125        22,500            24,000
Acting Chief Financial           1997        135,000            --            51,500
Officer and Vice President
of Operations

Llavan Fernando                  1999        173,400        35,000            17.500
  Vice President                 1998        158,400        21,500            12,000
  Chief Technology Officer       1997        144,000            --            50,000


(1) All figures in this column reflect options to purchase common stock.

        The Company has not entered into any employment contracts with any Named Officer except for the consulting agreement with Abbas Rafii executed on May 31, 1999. See "Employment Agreements"

        The Company did not issue any other annual compensation, or any other long-term compensation awards or payouts, such as restricted stock awards, long-term incentive plan compensation, or other compensation to its Named Officers during the last three fiscal years ended June 30, 1999.

OPTION GRANTS IN LAST FISCAL YEAR

        The Option Grant Table sets forth hypothetical gains or "option spreads" for the options at the end of their respective four-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission for each of the Named Officers, for the year ended June 30, 1999. Each gain is based on an assumed annualized rate of compound appreciation of the market price at the date of grant of five percent (5%) and ten percent (10%) from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.

                                     Individual Grants
                        --------------------------------------------

                                                                           Potential
                                      Percent                          realizable Value at
                                      of Total                          Assumed Annual
                                      Options                           Rates of Stock
                                     Granted to                       Price Appreciation
                                     Employees   Exercise               for Option Term
                         Option      in Fiscal    Price    Expiration ---------------------
                        Granted(1)     Year     ($/Share)    Date         5%        10%
                        ----------- ----------- ---------- ---------  ---------- ----------
Aziz Valliani               30,000        6.1%      $3.75  07/17/08    $70,751   $179,296

Llavan Fernando             17,500        3.6%       3.75  07/17/08     41,271    104,589

David M. Licurse, Sr.       20,000        4.1%       3.75  07/17/08     47,167    119,531
                        ----------- ----------- ---------- --------- ---------- ----------


(1) Represents number of shares granted under stock options. The Company did not grant stock appreciation rights or restricted stock awards in the fiscal year ended June 30, 1999.

OPTION EXERCISES AND HOLDINGS

      The following table sets forth for each of the Named Officers certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of June 30,1999. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of June 30, 1999, as determined by the average of the ask and bid price on the OTC market. There were no option exercises by the Named Officers during the fiscal year ended June 30, 1999.

   AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL 1999 YEAR-END VALUES

                                     Number of Unexercised        Value of Unexercised
                                      Options at 6/30/99         In-the-Money Option at
                                                                      6/30/99 (1)
                                  ---------------------------- ---------------------------
                                  Exercisable   Unexercisable  Exercisable   Unexercisable
                                  ------------- -------------- ------------- -------------
Aziz Valliani                          157,603         67,397     $ 867,431       284,444
Llavan Fernando                         41,593         37,907       222,508       157,618
David M. Licurse, Sr.                   50,586         44,914       236,470       158,468
                                  ------------- -------------- ------------- -------------

(1) Calculated by determining the difference between the fair market value of the securities underlying the option at 6/30/99 ($7.00 per share as determined by the average of the ask and bid price on the OTC market on 6/30/99) and the exercise price of the options.


                                  OTHER MATTERS

        The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                    FORM 10-K

        STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999 UPON WRITTEN REQUEST TO DAVID M. LICURSE, SR., ACTING CHIEF FINANCIAL OFFICER AND VICE PRESIDENT OF OPERATIONS, @POS.COM, INC., 3051 NORTH FIRST STREET, SAN JOSE, CALIFORNIA 95134.


        BY ORDER OF THE BOARD OF DIRECTORS


Dated: November 5, 1999

                                 @POS.COM, INC.
                  PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   FOR HOLDERS OF THE COMPANY'S COMMON STOCK,
                            SERIES B PREFERRED STOCK
                          AND SERIES C PREFERRED STOCK


        The undersigned stockholder of @POS.com, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statements, each dated November 5, 1999 and hereby appoints Aziz Valliani and David M. Licurse, Sr., and each of them, proxies and attorneys-in-fact, each with full power of substitution to represent the undersigned and to vote all the shares of the Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on December 10, 1999, at 9:30 a.m., local time, at the Company's Headquarters, located at 3051 North First Street, San Jose, California, or any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in Company's Proxy Statement, and (2) in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF @POS.COM, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 10, 1999. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

                 (Continued, and to be signed, on reverse side).

                           (Continued from other side)

        [X] Please mark votes as in this example

1.   Election Of Directors:

     COMMON /PREFERRED DIRECTOR NOMINEES: Aziz Valliani, Vivian M. Stephenson.

        [ ] FOR            [ ] WITHHELD

        [ ]
            -----------------------------------------------------------------

            FOR all nominees except vote withheld from nominee(s) noted above

2. Proposal to confirm the appointment of Arthur Andersen, LLP as the Company's independent accountants for the fiscal year ending June 30, 2000.

          [ ]  FOR          [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

        This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the nominees indicated above, FOR ratification of the appointment of Arthur Andersen, LLP, and in the discretion of the proxy holders, on such other business as may properly come before the meeting or any adjournment thereof.

        This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing as officers or in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature  _______________________     Date __________

Signature  ________________________    Date __________


[ ]  CHECK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT: __________________________
                                                      __________________________
                                                      __________________________

[ ]  CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

                                 @POS.COM, INC.
                  PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              FOR HOLDERS OF THE COMPANY'S SERIES D PREFERRED STOCK


        The undersigned stockholder of @POS.com, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statements, each dated November 5, 1999 and hereby appoints Aziz Valliani and David M. Licurse, Sr., and each of them, proxies and attorneys-in-fact, each with full power of substitution to represent the undersigned and to vote all the shares of the Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on December 10, 1999, at 9:30 a.m., local time, at the Company's Headquarters, located at 3051 North First Street, San Jose, California, or any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in Company's Proxy Statement, and (2) in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF @POS.COM, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 10, 1999. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

                 (Continued, and to be signed, on reverse side).

                           (Continued from other side)

             [X] Please mark votes as in this example

1.   Election Of Directors:

     SERIES D PREFERRED DIRECTOR NOMINEES: Kevin Jost.

             [ ]  FOR            [ ]  WITHHELD

             [ ]
             -------------------------------------------------------------------

             FOR all nominees except vote withheld from nominee(s) noted above

     COMMON /PREFERRED DIRECTOR NOMINEES: Aziz Valliani, Vivian M. Stephenson.

             [ ]  FOR            [ ]  WITHHELD

             [ ]
             -------------------------------------------------------------------

             FOR all nominees except vote withheld from nominee(s) noted above

2. Proposal to confirm the appointment of Arthur Andersen, LLP as the Company's independent accountants for the fiscal year ending June 30, 2000.

          [ ]  FOR          [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

        This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the nominees indicated above, FOR ratification of the appointment of Arthur Andersen, LLP, and in the discretion of the proxy holders, on such other business as may properly come before the meeting or any adjournment thereof.

        This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing as officers or in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature  _______________________     Date __________

Signature  ________________________    Date __________


[ ]  CHECK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT: __________________________
                                                      __________________________
                                                      __________________________

[ ]  CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING